General and Administrative Expenses	6 Months Ended
Jun. 30, 2017
General and administrative expenses [Abstract]
Disclosure of general and administrative expense [text block]

General and Administrative Expenses

	Three months ended		Six months ended
in € m.	Jun 30, 2018	Jun 30, 2017	Jun 30, 2018	Jun 30, 2017
IT costs	904	933	1,926	1,869
Regulatory, Tax & Insurance[1,2]	196	234	1,098	1,006
Occupancy, furniture and equipment expenses	436	449	871	898
Professional service fees	391	425	784	841
Banking and transaction charges	187	193	362	354
Communication and data services	157	180	313	356
Travel and representation expenses	93	96	191	194
Marketing expenses	78	66	145	126
Other expenses[3]	110	147	317	280
Total general and administrative expenses	2,552	2,724	6,008	5,924

[1] Regulatory, Tax & Insurance which comprises Bank levy and Insurance and Deposit protection has been presented separately in order to provide further transparency. In the Interim Report for quarter ended June 30, 2017, these expenses were included within Other expenses.

[2] Includes bank levy of € 11 million for the three months ended June 30, 2018 and € 21 million for the three months ended June 30, 2017. Bank levy was € 675 million for six months ended June 30, 2018 and € 561 million for six months ended June 30, 2017.

[3] Includes net credit on litigation related expenses of € 31 million for the three months ended June 30, 2018 and a net credit of € 26 million for the three months ended June 30, 2017. Litigation related expenses for six months ended June 30, 2018 were € 35 million and a net credit for six months ended June 30, 2017 was € 57 million.